UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 27, 2006

NANOSENSORS, INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  000-51007

NEVADA	20-0452700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1800 Wyatt Drive, Suite #2
Santa Clara, CA 95054
(Address and zip code of principal executive offices)

(408) 855-0051
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On December 27, 2006, NanoSensors, Inc. (the “Registrant”) received gross proceeds of $715,000 from escrow after satisfying the covenants it agreed to in connection with its private placement of units, which closed in June 2006. Accordingly, the Registrant issued the investors an aggregate of 71,500,000 shares of common stock and warrants to purchase 71,500,000 shares of common stock exercisable for a period of five years at a per share exercise price of $0.04. From the gross proceeds, the Registrant shall pay additional commissions of $71,500 to the selling agents in the private placement and issue them unit purchase warrants to purchase 14,300,000 units of our securities, consisting of 14,300,000 shares of common stock and 14,300,000 warrants. The unit purchase warrants are exercisable for a period of five years at a per unit exercise price of $0.01. After payment of commissions and expenses associated with this closing, the Registrant will receive net proceeds of approximately $613,500. The Company intends to use the proceeds for working capital and general business purposes. The securities issued were offered and sold in reliance upon the exemption from registration set forth in Section 4(2) thereof and Regulation D, promulgated under the Securities Act. The Registrant believes that the investors and the selling agent are “accredited investors”, as such term is defined in Rule 501(a) promulgated under the Securities Act. The resale of the shares of common stock issued in the closing and issuable upon exercise of warrants, are covered by a Registration Statement on Form SB-2, which was declared effective by the Securities and Exchange Commission on December 19, 2006.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description of Document

4.1	Form of Investor Warrant issued in connection with the 2006 Private Placement (incorporated by reference herein to Exhibit 4.1 to Form 8-K filed June 27, 2006).

4.2	Form of Agent Warrant issued in connection with the sale of the 2006 Private Placement (incorporated by reference herein to Exhibit 4.7 to Form SB-2 filed on August 1, 2006).

10.1	Form of Securities Purchase Agreement between NanoSensors, Inc. and Investors in 2006 Private Placement (incorporated by reference herein to Exhibit 10.1 to Form 8-K filed June 27, 2006).

10.2	Form of Registration Rights Agreement between NanoSensors, Inc. and Investors in 2006 Private Placement (incorporated by reference herein to Exhibit 10.2 to Form 8-K filed June 27, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NANOSENSORS, INC.

By:	/s/ Ted Wong
Name: Ted Wong
Title: Chief Executive Officer
Date: December 28, 2006

EXHIBIT INDEX

Exhibit No.	Description of Document

4.1	Form of Investor Warrant issued in connection with the 2006 Private Placement (incorporated by reference herein to Exhibit 4.1 to Form 8-K filed June 27, 2006).

4.2	Form of Agent Warrant issued in connection with the sale of the 2006 Private Placement (incorporated by reference herein to Exhibit 4.7 to Form SB-2 filed on August 1, 2006).

10.1	Form of Securities Purchase Agreement between NanoSensors, Inc. and Investors in 2006 Private Placement (incorporated by reference herein to Exhibit 10.1 to Form 8-K filed June 27, 2006).

10.2	Form of Registration Rights Agreement between NanoSensors, Inc. and Investors in 2006 Private Placement (incorporated by reference herein to Exhibit 10.2 to Form 8-K filed June 27, 2006).